UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 9, 2014

Date of Report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona		85008
(Address of principal executive offices)		(Zip Code)

(602) 244-6600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 9, 2014, ON Semiconductor Corporation (“ON Semiconductor” or the “Company”), through its wholly owned subsidiary, ON Semiconductor Benelux B.V., a private company with limited liability incorporated and validly existing under the laws of the Netherlands (“ON Benelux”), entered into an agreement and plan of merger (the “Merger Agreement”) by and among Alpine Acquisition Sub, a Cayman Islands exempted company limited by shares and wholly owned subsidiary of ON Benelux (“Merger Sub”), Aptina, Inc., a Cayman Islands exempted company limited by shares (“Aptina”), and Fortis Advisors LLC, a Delaware limited liability company, in its capacity as representative of the shareholders and other equityholders of Aptina, pursuant to which, at the effective time of the merger, Merger Sub will merge with and into Aptina, with Aptina surviving the merger as a wholly owned subsidiary of ON Benelux and an indirect subsidiary of ON Semiconductor (the “Merger”), for payment by ON Benelux of $400 million in cash, subject to customary adjustment set forth in the Merger Agreement (the “Merger Consideration”).

Pursuant to the terms of the Merger Agreement, $40 million of the Merger Consideration will be placed in escrow for a period of 15 months, pursuant to an escrow agreement to be entered into by and among ON Benelux, Aptina and an escrow agent, as partial security for the indemnification obligations of the holders of the Shares, options and restricted stock units.

Each of the parties has made customary representations and warranties in the Merger Agreement and agreed to certain customary covenants. In addition, Aptina has agreed to customary covenants regarding the operation of the business of Aptina and its subsidiaries prior to the closing of the Merger and covenants prohibiting Aptina from soliciting, or providing information or entering into discussions concerning, or proposals relating to alternative business combination transactions.

The transaction is subject to the satisfaction or waiver of various closing conditions, including the cancellation of all Indebtedness (as defined in the Merger Agreement) prior to the Closing, and is also subject to certain regulatory approvals. The parties expect the transaction to close during the third quarter of 2014.

The Merger Agreement provides for certain indemnification obligations of holders of Shares, options and restricted stock units of Aptina, and contains customary termination rights for both ON Benelux and Aptina, including the right to terminate the Merger Agreement in the event that the Merger has not closed by December 9, 2014, with an extension until March 9, 2015 if any antitrust waiting period has not expired or been terminated.

The board of directors of each of ON Semiconductor and Aptina have approved the Merger Agreement and the Merger.

Item 7.01	Regulation FD Disclosure.

A copy of the press release announcing the Merger is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On June 9, 2014, following the release of the press release announcing the Merger, ON Semiconductor will hold a live conference call at 5:00 p.m. Eastern Time (ET) to discuss the Merger. The Company will also provide a real-time audio webcast of the teleconference on the Investors page of its website at http://www.onsemi.com. The webcast replay will be available at this site approximately one hour following the live broadcast and will continue to be available for approximately 30 days following the conference call. Investors and interested parties can also access the conference call through a telephone call by dialing (888) 291-2604 (U.S./Canada) or (760) 536-5202 (International). In order to join this conference call, you will be required to provide the Conference ID Number - which is 30867625. Approximately two hours following the live broadcast, the company will provide a dial-in replay that will continue to be available through June 1, 2014. To listen to the teleconference replay, call (855) 859-2056 (U.S./Canada) or (404) 537-3406 (International). You will be required to provide the Conference ID Number.

In connection with additional investor presentations, ON Semiconductor will be providing investors the information included in the presentation materials attached hereto as Exhibit 99.2, which is incorporated herein by reference.

The information under this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished under Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability of that section nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits

The below exhibits are furnished as part of this report.

Exhibit No.	Description

99.1	Press release for ON Semiconductor dated June 9, 2014, announcing strategic transaction to acquire Aptina, Inc.

99.2	ON Semiconductor investor presentation materials.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements related to the proposed transaction between ON Benelux and Aptina. These forward-looking statements are based on information available to ON Semiconductor as of the date of this Current Report on Form 8-K. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. Such risks and uncertainties include a variety of factors, some of which are beyond ON Semiconductor’s control. In particular, such risks and uncertainties include, but are not limited to, the risk that one or more closing conditions to the Merger may not be satisfied or waived, on a timely basis or otherwise; the risk that the Merger does not close when anticipated, or at all, including the risk that the requisite regulatory approvals may not be obtained; there may be a material adverse change of ON Semiconductor or Aptina or the respective businesses of ON Semiconductor or Aptina may suffer as a result of uncertainty surrounding the Merger; the Merger may involve unexpected costs, liabilities or delays; difficulties encountered in integrating Aptina; difficulties leveraging desired growth opportunities and markets; the possibility that expected benefits and cost savings may not materialize as expected; the prospect that the automotive and industrial sensor markets will not grow as rapidly as currently anticipated; the variable demand and the aggressive pricing environment for semiconductor products; the adverse impact of competitive product announcements; revenues and operating performance; changes in overall economic conditions and markets, including the current credit markets; the cyclical nature of the semiconductor industry; changes in demand for ON Semiconductor’s products; changes in inventories at customers and distributors; technological and product development risks; availability of raw materials; competitors’ actions; pricing and gross margin pressures; loss of key customers; order cancellations or reduced bookings; changes in manufacturing yields; control of costs and expenses; significant litigation; risks associated with acquisitions and dispositions; risks associated with leverage and restrictive covenants in debt agreements; risks associated with international operations including foreign employment and labor matters associated with unions and collective bargaining agreements; the threat or occurrence of international armed conflict and terrorist activities both in the United States and internationally; risks related to new legal requirements; risks and costs associated with increased and new regulation of corporate governance and disclosure standards; and risks involving environmental or other governmental regulation. Information concerning additional factors that could cause results to differ materially from those projected in the forward-looking statements is contained in ON Semiconductor’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (the “SEC”) on February 21, 2014, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other of ON Semiconductor’s SEC filings. These forward-looking statements are as of the date hereof should not be relied upon as representing ON Semiconductor’s views as of any subsequent date and it does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON SEMICONDUCTOR CORPORATION (Registrant)

June 9, 2014	By:	/s/ George H. Cave
George H. Cave Senior Vice President, General Counsel, Chief Compliance & Ethics Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release for ON Semiconductor dated June 9, 2014, announcing strategic transaction to acquire Aptina, Inc.

99.2	ON Semiconductor investor presentation materials.